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                                                                   Exhibit 10.23

                            WARRANT TO PURCHASE STOCK

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 19331 AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

   Corporation:               ART TECHNOLOGY GROUP, INC.,
                              a Delaware corporation
   Number of Shares:          46,296 shares
   Class of Stock:            Series C Convertible Preferred Stock, $.01 par
                              value per share ("Series C Preferred")
   Initial Exercise Price:    $1.62 per share
   Issue Date:                November 26, 1997
   Expiration Date:           November 25, 2002

         THIS WARRANT CERTIFIES THAT, for value received, SILICON VALLEY BANK ("Holder") is entitled to purchase the above referenced number of fully paid and nonassessable shares of the above referenced class of securities (the "Shares") of the above referenced corporation (the "Company") at the above referenced initial exercise price per Share, all as adjusted pursuant to Article 2 of this Warrant (the "Warrant Price"), subject to the provisions and upon the terms and conditions set forth of this Warrant

ARTICLE 1.  TERM AND EXERCISE

         1.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 1 at least 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

         1.2 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 2 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.3, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

         1.3 CONVERSION RIGHT. In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the


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Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to
Section 1.5.

         1.4      ALTERNATIVE STOCK APPRECIATION RIGHT. INTENTIONALLY OMITTED

         1.5 FAIR MARKET VALUE. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the last sale price or bid price reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

         1.6 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired having the same terms set forth herein.

         1.7 LOST OR DESTROYED WARRANT. If this Warrant is lost, stolen, destroyed, or mutilated, the Company shall at the request of Holder and upon the surrender of any remains of this Warrant execute and deliver to Holder a replacement warrant in form identical to this Warrant. The replacement warrant shall be an obligation of the Company enforceable by the Holder regardless of whether the lost, stolen, destroyed, or mutilated warrant is enforceable by anyone. This Warrant is not a negotiable instrument and is transferable only in accordance with the provisions of Section 3.3.

         1.8      REPURCHASE ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

                  1.8.1 "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and the securities issued with respect to the Company's securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction.

                  1.8.2 ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant


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                  1.8.3 NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.3. The Board of Directors of the Company shall then reasonably and in good faith calculate the pro rata amount of cash, property, and securities the Holder would be entitled to receive if Holder had exercised the unexercised portion of this Warrant in full for cash immediately before the record date for determining the shareholders entitled to participate in the Acquisition (the "Gross Proceeds"). The Company shall then distribute to Holder the amount of such cash, property, and securities, in the same proportion as distributed to the other shareholders of the Company, equal in value to the Gross Proceeds less the aggregate Warrant Price of the unexercised portion of this Warrant, but not less than zero.

                  1.8.4 PURCHASE RIGHT. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less
(b) the aggregate Warrant Price of the Shares, but in no event less than zero.

ARTICLE 2.  ADJUSTMENTS TO THE SHARES.

         2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its Series C Preferred, subdivides the Series C Preferred into a greater amount of Series C Preferred, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

         2.2 RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, OR MERGER. Subject to Section 1.8, upon any reorganization, consolidation, merger, or other event that results in a reclassification of the securities Issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, reorganization, consolidation, or merger. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Certificate of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new Warrant shall provide

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for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provision of this Section 2.11 shall similarly apply to successive reclassifications, reorganizations, consolidations, and mergers.

         2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

         2.4 NO IMPAIRMENT. The Company shall not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment If the Company takes any action affecting the Shares other than as described above that affects Holder's rights under this Warrant, the Warrant Price and the number of Shares issuable upon exercise of this Warrant shall be adjusted in such a manner that the rights of Holder are substantially unchanged.

         2.14 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share, if a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

         2.15 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the company at its expense shall promptly compute such adjustment, cause its independent public accountants to verify such computation, and furnish Holder with a certificate stetting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.  MISCELLANEOUS.

         3.1 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:


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THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         3.2 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Share issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

         3.3 TRANSFER PROCEDURE. Subject to the provision of Section 3.2, Holder may transfer all or part of this Warrant or the Shares Issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address, and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

         3.4 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve, or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (i) at least 20 days' prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in

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respect of the matters referred to in (c) and (d) above; (ii) in the case of the matters referred to in (c) and (d) above, at least 20 days' prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and
(iii) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

         3.5 SUBJECT TO WARRANT PURCHASE AGREEMENT. This Warrant is issued pursuant to a Warrant Purchase Agreement between the Company and Holder. All of the terms of Article 8 of the Warrant Purchase Agreement (miscellaneous provisions) are incorporated in this Warrant by reference.


                                   ART TECHNOLOGY GROUP, INC.

                                   By:  /s/ Jeet Singh
                                       -------------------------------
                                            Jeet Singh, President

                                   By:  /s/ Joseph Chung
                                       -------------------------------
                                            Joseph Chung, Treasurer




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                                   APPENDIX 1
                     NOTICE THAT WARRANT IS ABOUT TO EXPIRE



(Name of Holder)

(Address of Holder)

Attn:             Chief Financial Officer

Dear:

         This is to advise you that the Warrant issued to you as described below will expire on ________________________, _____



                    Issuer:  _______________________________
                Issue Date: ________________________________
Class of Security Issuable: ________________________________
  Exercise Price per Share:  _______________________________
 Number of Shares Issuable:  _______________________________
    Procedure for Exercise:  _______________________________

         Please contact [name of person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

-----------------------------------
(Name of Issuer)

By:
     ------------------------------
Name:
     ------------------------------
Title:
     ------------------------------




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                                   APPENDIX 2
                          NOTICE OF EXERCISE OF WARRANT

1. The undersigned hereby elects to purchase ________ shares of Common/Series ______ Preferred [strike one] Stock of ___________________________-pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

or

1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to ______________________--of the Shares covered by the Warrant.

[Strike paragraph above that does not apply.]

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

------------------------------------
(Name)

------------------------------------
(Address)

------------------------------------

3. The undersigned represents that it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


-----------------------------------
(Holder)

------------------------------------
(Signature)

------------------------------------
(Date)